                                                                    EXHIBIT 10.3

                                FORM OF WARRANT


THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH OFFER, SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH THE APPLICABLE STATE SECURITIES LAWS.


                                DATA RACE, INC.

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.:______________________               Number of Shares: _________
Date of Issuance: ____________ __, 199_


DATA RACE, Inc., a Texas corporation (the "COMPANY"), hereby certifies that, for Ten United States Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ________________, the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but during the period specified in Section 1(d) hereof and not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) ________________ (____________) [15% OF THE
AGGREGATE PURCHASE PRICE FOR THE PREFERRED SHARES DIVIDED BY THE MARKET PRICE ON THE CLOSING DATE] fully paid nonassessable shares of Common Stock (as defined herein) of the Company (the "WARRANT SHARES") at the purchase price per share provided in Section 1(b) below (the "WARRANT EXERCISE PRICE"); provided, however, that in no event shall the holder be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.9% of the outstanding shares of the Common Stock following such exercise. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such proviso is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised Warrants beneficially owned by the holder and its affiliates and
(ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the holder and its affiliates (including, without limitation, any convertible notes or preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. The holder may waive the foregoing limitations by written notice to the Company upon not less than 61 days prior notice (with such waiver taking effect only upon the expiration of such 61 day notice period).

     Section 1.

          (a)  Securities Purchase Agreement.  This Warrant is one of the
               -----------------------------
Warrants (the "PREFERRED SHARE WARRANTS") issued pursuant to Section 1 of that certain Securities Purchase Agreement dated as of November __, 1997, among the Company and the Buyers referred to therein (the "SECURITIES PURCHASE AGREEMENT").

          (b)  Definitions.  The following words and terms as used in this
               -----------
Warrant shall have the following meanings:

               "MARKET PRICE" means, with respect to any security for any date,
                ------------
the arithmetic average of the Closing Bid Price (as defined below) for such security for the five consecutive trading days immediately preceding such date.

               "CLOSING BID PRICE" means, for any security as of any date, the
                -----------------
last closing bid price for such security on the Nasdaq National Market as reported by Bloomberg Financial Markets ("BLOOMBERG"), or, if the Nasdaq National Market is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price for such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of the Preferred Shares. If the Company and the holders of the Preferred Shares are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(a) of this Warrant with the term "Closing Bid Price" being substituted for the term "Market Price." (All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.)

               "APPROVED ISSUANCES" shall mean (i) a loan from a commercial
                ------------------
bank, (ii) any transaction involving the Company's issuances of securities (A) as consideration in a merger or consolidation or (B) as consideration for the acquisition of a business, product or license or other assets by the Company, (iii) the issuance of Common Stock in a firm commitment, underwritten public offering with commissions, underwriting discounts and allowances not in excess of 7.0% of the gross proceeds, (iv) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (v) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option plan, restricted stock plan, stock purchase plan or other plan or written compensation contract for the benefit of the Company's employees or directors, or (vi) the issuance of securities pursuant to the Rights Agreement, dated September 15, 1997, between the Company and ChaseMellon Shareholder Services, L.L.C., as amended from time to time in accordance with its terms (the "RIGHTS AGREEMENT").

               "COMMON STOCK" means (i) the Company's common stock, no par value
                ------------
per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

               "COMMON STOCK DEEMED OUTSTANDING" means, at any given time, the
                -------------------------------
number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 8(b)(i) and 8(b)(ii) hereof regardless of whether the Options (as defined below) or Convertible Securities (as defined below) are actually exercisable or convertible at such time, but excluding any shares of Common Stock issuable upon exercise of the Preferred Share Warrants.

               "EXPIRATION DATE" means the date three years from the date of
                ---------------
this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York (a "HOLIDAY"), the next preceding date that is not a Holiday.

               "OTHER SECURITIES" means (i) those warrants of the Company issued
                ----------------
prior to, and outstanding on, the date of issuance of this Warrant, (ii) the Preferred Shares (as defined below), (iii) the Company's Series A Convertible Preferred Stock outstanding on the date of this Warrant (the "SERIES A PREFERRED STOCK") and (iv) the shares of Common Stock issued upon conversion of the Preferred Shares and the Series A Preferred Stock.

               "PERSON" means an individual, a limited liability company, a
                ------
partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

               "PREFERRED SHARES" means the shares of the Company's Series C
                ----------------
Convertible Participating Preferred Stock issued pursuant to the Securities Purchase Agreement.

               "SECURITIES ACT" means the Securities Act of 1933, as amended.
                --------------

               "REGISTRATION RIGHTS AGREEMENT" means that certain Registration
                -----------------------------
Rights Agreement dated November __, 1997, among the Company and the Buyers referred to therein.

               "STATEMENT OF DESIGNATIONS" means the Company's Statement of
                -------------------------
Designations, Preferences and Rights of the Series C Convertible Preferred
Stock.

                "WARRANT" means this Warrant and all Warrants issued in
                 -------
exchange, transfer or replacement of any thereof.

               "WARRANT EXERCISE PRICE" shall be equal to the Fixed Conversion
                ----------------------
Price (as defined in the Statement of Designations) in effect as of the issuance of this Warrant, which Warrant Exercise Price shall be subject to adjustment only as hereinafter provided.

               "WARRANT PERIOD" means the period beginning on the date hereof
                --------------
and ending on and including the Expiration Date.

          (c)  Other Definitional Provisions.
               -----------------------------

               (i)   Except as otherwise specified herein, all references herein
(A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

               (ii) When used in this Warrant, the words "HEREIN," "HEREOF," and "HEREUNDER," and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "SECTION," "SCHEDULE," and "EXHIBIT" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

               (iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

          (d)  Vesting of Warrant.
               ------------------

               (i) On the date which is 150 days after the date hereof, this Warrant shall become, and thereafter during the Warrant Period shall remain, exercisable with respect to Fifty percent (50%) of that number of Warrant Shares equal to the product obtained by multiplying (A) the total number of Warrant Shares initially issuable hereunder (as adjusted pursuant to the antidilution provisions contained in Section 8 hereof) by (B) the quotient of (x) the aggregate number of shares of Preferred Stock issued to the initial holder of this Warrant pursuant to the Securities Purchase Agreement and which remain outstanding on the date which is 150 days after the date hereof divided by (y) the aggregate number of shares of Preferred Stock issued to such holder pursuant to the Securities Purchase Agreement (such resulting number of shares is referred to herein as the "INITIAL VESTED SHARES").

               (ii) On the date which is 270 days after the date hereof, this Warrant shall become, and thereafter during the Warrant Period shall remain, exercisable with respect to an additional number of Warrant Shares equal to Fifty percent (50%) of that number of Warrant Shares equal to the product obtained by multiplying (A) the total number of Warrant Shares initially issuable hereunder (as adjusted pursuant to the antidilution provisions contained in Section 8 hereof) by (B) the quotient of (x) the aggregate number of shares of Preferred Stock issued to the initial holder of this Warrant pursuant to the Securities Purchase Agreement and which remain outstanding on the date which is 270 days after the date hereof divided by (y) the aggregate number of shares of Preferred Stock issued to such holder pursuant to the Securities Purchase Agreement (such resulting number of shares is referred to herein as the "SUBSEQUENT VESTED SHARES").

                 (iii) The right to exercise this Warrant with respect to that number of Warrant Shares equal to the difference between (A) the total number of Warrant Shares initially issuable hereunder (after giving effect to any adjustment as provided herein) and (B) the sum of the Initial Vested Shares and the Subsequent Vested Shares (the "VESTED SHARES") shall be deemed to have been forfeited by the holder hereof.

     Section 2.  Exercise of Warrant.
                 -------------------

             (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time on any business day on or after the opening of business on the date hereof and prior to 11:59 P.M. Eastern Time on the Expiration Date by (i) delivery to the Company of a written notice, in the form of the subscription notice attached as Exhibit A hereto, of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised (plus any applicable issue or transfer taxes) (the "AGGREGATE EXERCISE PRICE") in cash or by check or by wire transfer or, if the Warrant Shares to be issued are not registered for resale in accordance with the Registration Rights Agreement or a Triggering Event (as defined in the Statement of Designations) shall have occurred, by notifying the Company that it should subtract from the number of Warrant Shares issuable to the holder upon such exercise an amount of Warrant Shares having a last reported sale price (as reported by Bloomberg) on the date immediately preceding the date of the subscription notice equal to the Aggregate Exercise Price of the Common Stock being acquired upon exercise, and (iii) the surrender of this Warrant, at the principal office of the Company; provided, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 7 shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), a certificate or certificates for the Warrant Shares so purchased, in such denominations as may be requested by the holder hereof and registered in the name of, or as directed by, the holder, shall be delivered at the Company's expense to, or as directed by, such holder as soon as practicable after such rights shall have been so exercised, and in any event no later than three business days after such exercise. In the case of a dispute as to the determination of the Warrant Exercise Price or the last reported sale price (as reported by Bloomberg) of a security or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one business day of receipt of the holder's subscription notice. If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or the last reported sale price (as reported by Bloomberg) or arithmetic calculation of the Warrant Shares within one day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Warrant Exercise Price or the last reported sale price (as reported by Bloomberg) to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the Warrant Shares to its independent, outside accountant. The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight
(48) hours from the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

          (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than ten business days after any exercise and at its own expense, issue a new Warrant identical in all respects to the Warrant exercised except (i) it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised, and (ii) the holder thereof shall be deemed for all corporate purposes to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant is surrendered and payment of the amount due in respect of such exercise and any applicable taxes is made, irrespective of the date of delivery of certificates evidencing such Warrant Shares, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open.

          (c) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number.

          (d) If the Company shall fail for any reason or for no reason to issue to the holder on a timely basis as described in this Section 2, a certificate for the number of shares of Common Stock to which the holder is entitled upon the holder's exercise of this Warrant or a new Warrant for the number of shares of Common Stock to which such holder is entitled pursuant to
Section 2(b) hereof, the Company shall, in addition to any other remedies under this Warrant or the Securities Purchase Agreement or otherwise available to such holder, including any indemnification under Section 8 of the Securities Purchase Agreement, pay as additional damages in cash to such holder on each date after the third (3rd) business day following receipt by the Company of the exercise notice (together with the Exercise Price and this Warrant) that such exercise is not timely effected in an amount equal to 0.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the holder on a timely basis and to which the holder is entitled and, in the event the Company has failed to timely deliver a new Warrant, the number of shares represented by the portion of this Warrant which is not being converted, as the case may be, and (B) the average of the Closing Bid Prices for the three consecutive trading days immediately preceding the last possible date which the Company could have issued such Common Stock to the holder without violating this Section 2. If the Company fails to pay the additional damages set forth in this Section 2(d) within five business days of the date incurred, then the holder entitled to such payments shall have the right at any time, so long as the Company continues to fail to make such payments, to require the Company, upon written notice, to immediately issue, in lieu of the cash additional damages set forth in this Section 2(g), the number of shares of Common Stock equal to the quotient of (X) the aggregate amount of the additional damages payments described above divided by (Y) the Conversion Price (as defined in the Statement of Designations) in effect on such Conversion Date (as defined in the Statement of Designations) as is specified by the holder in writing to the Company.

     Section 3.  Covenants as to Common Stock.  The Company hereby covenants and
                 ----------------------------
agrees as follows:

             (a) This Warrant is, and any Preferred Share Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

             (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

             (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least 100% of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

             (d) The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

             (e) The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. No impairment of the designations, preferences and rights of the Preferred Shares contained in the Company's Statement of Designations or any waiver thereof which has an adverse effect on the rights granted hereunder shall be given effect until the Company has taken appropriate action (satisfactory to the holders of Preferred Share Warrants representing a majority of the shares of Common Stock issuable upon the exercise of such Preferred Share Warrants then outstanding) to avoid such adverse effect with respect to this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

          (f) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

     Section 4.  Taxes.  The Company shall pay any and all taxes which may be
                 -----
payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

     Section 5.  Warrant Holder Not Deemed a Stockholder.  Except as otherwise
                 ---------------------------------------
specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

     Section 6.  Representations of Holder.  The holder of this Warrant, by the
                 -------------------------
acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution hereof or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, and not with any present intention of distributing any of the same. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an "ACCREDITED INVESTOR" as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "ACCREDITED INVESTOR"). Upon exercise of this Warrant, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. Notwithstanding the foregoing, by making the representations herein, the holder does not agree to hold the Warrant or the Warrant Shares for any minimum or other specified term and reserves the right to dispose of the Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of the Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of the Warrant shall not violate any United States or state securities laws.

     Section 7.  Ownership and Transfer.
                 ----------------------

             (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

             (b) This Warrant and the rights granted to the holder hereof are transferable to affiliates or associates of the holder hereof, without the written consent of the Company, and to other Persons, with the consent of the Company, which consent shall not be unreasonably withheld, in whole or in part, upon surrender of this Warrant, together with a properly executed warrant power in the form of Exhibit B attached hereto; provided, however, that any transfer or assignment shall be subject to the conditions set forth in Section 7(c) below.

             (c) The holder of this Warrant understands that this Warrant has not been and is not expected to be, registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, or (b) such holder shall have delivered to the Company an opinion of counsel, in generally acceptable form, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; provided that (i) any sale of such securities made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and (ii) neither the Company nor any other person is under any obligation to register the Preferred Share Warrants under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

             (d) The Company is obligated to register the Warrant Shares for resale under the Securities Act pursuant to the Registration Rights Agreement and the initial holder of this Warrant (and certain assignees thereof) is entitled to the registration rights in respect of the Warrant Shares as set forth in the Registration Rights Agreement.

     Section 8.  Adjustment of Warrant Exercise Price and Number of Shares.  In
                 ---------------------------------------------------------
order to prevent dilution of the rights granted under this Warrant, the Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

             (a) Adjustment of Warrant Exercise Price and Number of Shares upon
                 --------------------------------------------------------------
Issuance of Common Stock.  If and whenever on or after the date of issuance of
------------------------
this Warrant, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than shares of Common Stock deemed to have been issued by the Company in connection with Approved Issuances or upon exercise or conversion of the Other Securities) for a consideration per share less than the Market Price in effect immediately prior to such time (the "APPLICABLE PRICE"), then immediately after such issue or sale the Warrant Exercise Price shall be reduced to an amount equal to the product of (x) the Warrant Exercise Price in effect immediately prior to such issue or sale and (y) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Applicable Price by the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (II) the consideration, if any, received by the Company upon such issue or sale, by (2) the product derived by multiplying the (I) Applicable Price by (II) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale. Upon each such adjustment of the Warrant Exercise Price hereunder, the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

             (b) Effect on Warrant Exercise Price of Certain Events. For
                 --------------------------------------------------
purposes of determining the adjusted Warrant Exercise Price under Section 8(a) above, the following shall be applicable:

                 (i) Issuance of Options. If the Company in any manner grants
                     -------------------
any rights or options to subscribe for or to purchase Common Stock (other than in connection with an Approved Issuance or Other Securities) or any stock or other securities convertible into or exchangeable for, directly or indirectly, Common Stock (such rights or options being herein called "OPTIONS" and such convertible or exchangeable stock or securities being herein called "CONVERTIBLE SECURITIES") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Applicable Price, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this Section 8(b)(i), the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                 (ii)  Issuance of Convertible Securities. If the Company in any
                       ----------------------------------
manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Applicable Price, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of this Section 8(b)(ii), the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No adjustment of the Warrant Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Warrant Exercise Price had been or are to be made pursuant to other provisions of this Section 8(b), no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale.

                 (iii) Change in Option Price or Rate of Conversion. If the
                       --------------------------------------------
purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Warrant Exercise Price in effect at the time of such change shall be readjusted to the Warrant Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock acquirable hereunder shall be correspondingly readjusted; provided that no adjustment shall be made if such adjustment would result in an increase of the Warrant Exercise Price then in effect.

          (c)    Treatment of Expired Options and Unexercised Convertible
                 --------------------------------------------------------
Securities.  If, in any case, the total number of shares of Common Stock
-----------
issuable upon the exercise of any Option or upon exercise, conversion or exchange of any Convertible Security is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

          (d)  Effect on Warrant Exercise Price of Certain Events.  For purposes
               --------------------------------------------------
of determining the adjusted Warrant Exercise Price under Sections 8(a) and 8(b), the following shall be applicable:

               (i)   Calculation of Consideration Received. If any Common Stock,
                     -------------------------------------
Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price (as defined in the Statement of Determinations) of such securities on the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of Warrants representing a majority of the shares of Common Stock issuable upon exercise of such Warrants then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "VALUATION EVENT"), the fair value of such consideration will be determined within forty-eight (48) hours of the tenth
(10th) day following the Valuation Event by an independent, reputable appraiser selected by the Company. The determination of such appraiser shall be final and binding upon all parties.

               (ii)  Integrated Transactions.  In case any Option is issued in
                     -----------------------
connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01.

               (iii) Treasury Shares.  The number of shares of Common Stock
                     ---------------
outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

               (iv)  Record Date. If the Company takes a record of the holders
                     -----------
of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (e)  Adjustment of Warrant Exercise Price upon Subdivision or
               --------------------------------------------------------
Combination of Common Stock.  If the Company at any time after the date of
---------------------------
issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately decreased.

          (f)  Reorganization, Reclassification, Consolidation, Merger or Sale.
               ---------------------------------------------------------------
Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person (as defined below) or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "ORGANIC CHANGE." Prior to the consummation of any Organic Change, the Company will make appropriate provision (in form and substance reasonably satisfactory to the holders of the Preferred Share Warrants representing a majority of the shares of Common Stock issuable upon exercise of such Preferred Share Warrants then outstanding) to insure that each of the holders of the Preferred Share Warrants will thereafter have the right to acquire and receive in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Preferred Share Warrants, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Preferred Share Warrants had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance reasonably satisfactory to the holders of the Preferred Share Warrants representing a majority of the shares of Common Stock issuable upon exercise of such Preferred Share Warrants then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 8 and Section 9 below will thereafter be applicable to the Preferred Share Warrants (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Warrant Exercise Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of shares of Common Stock acquirable and receivable upon exercise of the Preferred Share Warrants, if the value so reflected is less than the Warrant Exercise Price in effect immediately prior to such consolidation, merger or sale). The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance reasonably satisfactory to the holders of Preferred Share Warrants representing a majority of shares of Common Stock issuable upon exercise of the Preferred Share Warrants then outstanding), the obligation to deliver to each holder of Preferred Share Warrants such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

          (g)   Distribution of Assets. If the Company shall declare or make any
                ----------------------
distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way or return of capital or otherwise (including any dividend or distribution to the Company's stockholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "DISTRIBUTION"), at any time after the issuance of this Warrant, then the holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, after the record date for determining shareholders entitled to receive such Distribution, to receive the amount of such assets (or rights) which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for determination of stockholders entitled to such Distribution.

          (h)   Certain Events.  If any event occurs of the type contemplated by
                --------------
the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Preferred Share Warrants; provided that no such adjustment will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 8.

          (i)   Notices.
                -------

          (i) Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (ii) The Company will give written notice to the holder of this Warrant at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation, except that in no event shall such notice be provided to such holder prior to such information being made known to the public.

          (iii) The Company will also give written notice to the holder of this Warrant at least twenty (20) days prior to the date on which any Organic Change, dissolution or liquidation will take place.

     Section 9.  Purchase Rights.  In addition to any adjustments pursuant to
                 ---------------
Section 8 above, if at any time after the date of this Warrant the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "PURCHASE RIGHTS"), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

     Section 10. Lost, Stolen, Mutilated or Destroyed Warrant.  If this Warrant
                 --------------------------------------------
is lost, stolen, mutilated or destroyed, the Company shall, on receipt of an indemnification undertaking, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

     Section 11. Notice.  Any notices consents, waivers or other communications
                 ------
required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three days after being sent by U.S. certified mail, return receipt requested, or (iv) one
(1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

          If to the Company:

               DATA RACE, Inc.
               12400 Network Boulevard
               San Antonio, Texas 78249-3341
               Telephone:  210-263-2000
               Facsimile:  210-263-2075
               Attention:  Chief Financial Officer

          With a copy to:

               Akin, Gump, Strauss, Hauer & Feld, L.L.P.
               1500 NationsBank Plaza
               300 Convent Street
               San Antonio, Texas 78205
               Telephone:  210-270-0800
               Facsimile:  210-224-2035
               Attention:  Matthew Bair, Esq.

          If to a holder of this Warrant, to it at the address set forth below such holder's signature on the signature page hereof.

Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

     Section 12.  Miscellaneous.  This Warrant and any term hereof may be
                  -------------
changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Warrant shall be governed by and interpreted under the laws of the State of New York.

     Section 13.  Limitation on Number of Warrant Shares.  The Company shall not
                  --------------------------------------
be obligated to issue any Warrant Shares upon exercise of this Warrant if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon exercise of this Warrant (the "EXCHANGE CAP") without breaching the Company's obligations under the rules or regulations of The Nasdaq Stock Market, Inc., except that such limitation shall not apply in the event that the Company (a) obtains the approval of its stockholders as required by NASD Rule 4460 ( or any successor rule or regulation) for issuances of Common Stock in excess of such amount or (ii) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holders of Warrants representing a majority of the Warrant Shares then issuable upon exercise of outstanding Warrants. Until such approval or written opinion is obtained, the holder of this Warrant shall not be issued, upon exercise of this Warrant, Warrant Shares to the extent the number of shares of Common Stock issued to such holder upon conversion of Preferred Shares plus the number of Warrant Shares issued upon exercise of this Warrant would be greater than such holder's Cap Allocation Amount (as defined in the Statement of Designations).
In the event the Company is prohibited from issuing Warrant Shares as a result of the operation of this Section 13, the Company shall redeem for cash those Warrant Shares which can not be issued at a price equal to the difference between the Market Price and the Exercise Price of such Warrant Shares as of the date of the attempted exercise.

     Section 14.  Date.  The date of this Warrant is __________, 199__.  This
                  ----
Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 7 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

                                DATA RACE, INC.



                                By:______________________________
                                Name:  __________________________
                                Title: __________________________

                             EXHIBIT A TO WARRANT
                             --------------------

                               SUBSCRIPTION FORM

       TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                                DATA RACE, INC.

     The undersigned Holder hereby exercises the right to purchase _____________ of the shares of Common Stock ("Warrant Shares") of DATA RACE, INC. a Texas corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

     1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

          ______________       a Cash Exercise with respect to_________________
                                 -------------
                               Warrant Shares; and/or

          ______________       a Cashless Exercise with respect to ____________
                                 -----------------
                               Warrant Shares (to the extent permitted by the terms of the Warrant).

     2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the sum of $___________________ to the Company in accordance with the terms of the Warrant.

     3. Delivery of Warrant Shares. The Company shall deliver to the Holder __________ Warrant Shares in accordance with the terms of the Warrant.



Date:_______________________


____________________________
 Name of Registered Holder

By:  _______________________
     Name:
     Title: